UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    Silicon Image, Inc. (the “Registrant”) held its 2011 Annual Meeting of Stockholders (the “Meeting”) on May 18, 2011. The first matter voted upon at the Meeting was the election of two Class III directors to serve until the 2014 Annual Meeting of Stockholders. At the Meeting, William Raduchel and Camillo Martino were elected as Class III directors, in an uncontested election, by the following vote:

Name	Shares for	Shares Against	Shares Abstaining	Shares Withheld	Broker Non Votes
William Raduchel	50,654,532	-	-	1,158,042	17,058,326
Camillo Martino	51,244,842	-	-	567,732	17,058,326

    The Registrant’s board of directors consists of six members and is divided into three classes, with each class serving staggered three-year terms. The term of the Class I directors, currently Peter Hanelt and William George, will expire at the 2012 Annual Meeting of Stockholders, the term of the Class II directors, currently Masood Jabbar and John Hodge, will expire at the 2013 Annual Meeting of Stockholders, and the term of the Class III directors, currently William Raduchel and Camillo Martino, will expire at the 2014 Annual Meeting of Stockholders.

    The second matter voted upon at the Meeting was the approval of an amendment to the Registrant’s 1999 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder. The amendment to the 1999 Employee Stock Purchase Plan was approved by the following vote:
	Shares for	Shares Against	Shares Abstaining	Shares Withheld	Broker Non Votes
Amendment to the 1999 Employee Stock Purchase Plan	50,098,963	1,689,570	24,041	-	17,058,326

    The third matter voted upon at the Meeting was the approval of a non-binding advisory vote on executive compensation. The non-binding advisory vote on executive compensation was approved by the following vote:

	Shares for	Shares Against	Shares Abstaining	Shares Withheld	Broker Non Votes
Advisory Vote of Executive Compensation	44,396,279	7,336,644	79,651	-	17,058,326

    The fourth matter voted upon at the Meeting was the approval of a non-binding advisory vote on the frequency of holding future advisory votes on executive compensation. The “1 Year” frequency for future advisory votes on executive compensation was approved by the following vote:
	I Year	2 Years	3 Years	Shares Abstaining	Broker Non Votes
Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation	47,550,367	175,761	4,029,348	57,098	17,058,326

    The fifth matter voted upon at the Meeting was the ratification of the appointment of Deloitte & Touche LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011. At the Meeting, the appointment of Deloitte & Touche LLP as independent accountants was ratified by the following vote:
	Shares for	Shares Against	Shares Abstaining	Shares Withheld	Broker Non Votes
Appointment of Deloitte & Touche LLP	68,367,603	331,560	171,737	-	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2011

SILICON IMAGE, INC.

By:	/s/Noland Granberry
Noland Granberry
Chief Financial Officer